UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

May 12, 2021

Everest Re Group, Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	1-15731	98-0365432

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

Seon Place – 4th Floor 141 Front Street PO Box HM 845 HamiltonHM 19, Bermuda		Not Applicable

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code 441-295-0006

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Class	Trading Symbol(s)	Name of Exchange where registered
Common Shares, $0.01 par value	RE	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 12(a) of the Exchange Act. ☐

ITEM 5.07	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Annual General Meeting of Shareholders of the registrant was held on May 12, 2021.

The shareholders elected Director nominees John J. Amore, Juan C. Andrade, William F. Galtney, Jr., John A. Graf, Meryl Hartzband, Gerri Losquadro, Roger M. Singer, Joseph V. Taranto and John A. Weber; appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021; and approved, by non-binding advisory vote, the 2020 compensation paid to the Company’s Named Executive Officers.

The votes cast with respect to each such matter are as follows:

Total Shares Represented at the Meeting in Person or Proxy 42,045,448

Election of directors each to serve a one year period to expire at the 2021 Annual General Meeting of Shareholders

	VOTES FOR	AGAINST	ABSTAIN	NON-VOTES	UNCAST
Election of directors to serve a one-year period to expire at the end of the 2021 Annual General Meeting of Shareholders

John J. Amore	39,825,510	1,101,019	10,843	1,108,076	-
Juan C. Andrade	40,346,330	582,780	8,262	1,108,076	-
William F. Galtney Jr.	37,666,878	3,262,092	8,402	1,108,076	-
John A. Graf	40,116,005	813,782	7,585	1,108,076	-
Meryl Hartzband	40,227,956	701,869	7,547	1,108,076	-
Gerri Losquadro	40,114,147	812,300	10,925	1,108,076	-
Roger M. Singer	39,466,532	1,462,469	8,371	1,108,076	-
Joseph V. Taranto	39,098,022	1,831,810	7,540	1,108,076	-
John A. Weber	38,619,563	2,308,487	9,322	1,108,076	-

Appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2021	38,157,712	3,879,256	8,480	-	-

Approval, by non-binding advisory vote, of the 2020 compensation paid to the Company’s Named Executive Officers	38,053,453	2,869,896	14,023	1,108,076	-

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVEREST RE GROUP, LTD.

By:	/S/ KEITH SHOEMAKER
Keith Shoemaker
Senior Vice President and Comptroller

Dated: May 14, 2021